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                                                                   EXHIBIT 10.19

                       NUTRITION FOR LIFE INTERNATIONAL
                             DISTRIBUTOR AGREEMENT

YOU:
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Last Name                    First Name                   Middle Initial
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Address                      City            State        Zip
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Telephone                    Social Security No.
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                                 -PLEASE PRINT-

YOUR SPONSOR:
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Last Name                    First Name                   Middle Initial
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Address                      City            State        Zip
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Telephone                    Social Security No.
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
TERMS AND CONDITIONS:                                                                   INITIALS:
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I want to become an independent Nutrition For Life distributor.  I authorize
Nutrition For Life International, Inc. to charge my credit card listed below (or
I have enclosed a check) for the Nutrition For Life Distributor Success Kit.  I
understand that this is the only requirement to become a Nutrition For Life distributor.

I would like to purchase some Nutrition For Life products. Please send me a varied assortment of products totaling the amount of (check one) [_] $500
[_] $1,000 [_] $1,500 or see attached order for other product packages or product mix. I understand that I do not have to purchase any products to become a Nutrition For Life distributor, but I do so of my own accord. I further understand that I must retail or use in business building 70% of the products that I purchase before I purchase more products.

I hereby authorize Nutrition For Life International to enroll me in its optional Order Assurance Program. Please send me Product Redemption Certificates for the months that I fail to place an order by the last day of the credit month. Send the Certificate in the amount checked below or for up to this amount (see reverse of this form for program description). I understand that the Redemption Certificate is redeemable for Nutrition For Life products and subject to limitations (see Policies and Procedure Manual for complete details). I authorize Nutrition For Life International to withdraw funds for authorized Product Redemption Certificates directly from my Check-By-Phone or major credit card account listed below on a monthly basis. I understand that this is optional. *There is an additional $1 processing charge included for automatic transactions.

Enroll me on OAP: [_] Check-By-Phone Option (enclose voided check) [_] Credit Card Option
Amount Authorized:* [_] $41  [_] $101  [_] $301

I authorize Nutrition For Life International to enroll me in Virtual Voice Messaging Service. For more information see the flyer in the Distributor Success Kit.
Enroll me in Virtual Voice: [_]VIRTUAL VOICE: $7.00 a month rental, $.19 cents per minute-U.S., $.45 cents per minute-Canada

       (800 Nationwide Access-30 sec. minimum, 6 sec. increment billing.)

I authorize Nutrition For Life International to charge my credit card listed below, or to debit my checking account (by using all the information on the enclosed check) in the amount of $35.00 [thirty-five dollars] per month* for the Nutrition for Life Master Developer Series. I understand that this is optional. *There is an additional $1.00 processing charge included for automatic transactions.

Please do deduct two cents per downline distributor, plus a $5.00 monthly fee, from my monthly bonus check for the optional Nutrition For Life Data Processing Service.

I have read the terms and conditions of this agreement listed on the reverse side of this form and agree to abide by the company policies and procedures as stated on this agreement and in the Nutrition For Life International Policies and Procedure Manual. (Agreement will not be accepted unless this box is initialed.)

I have read the Nutrition For Life Marketing & Compensation Plan Explanation and understand all of my options. (Agreement will not be accepted unless this box is initialed.)

I authorize Nutrition For Life International to enroll me in the Check-By-Phone program using all the information that is on my enclosed check and I hereby authorize Nutrition for Life or its authorized agent in accordance with this Agreement to initiate debit/credit entries to our checking account as indicated by the enclosed check. This authority is to remain in full force and effect until Nutrition for Life has received written notification from me of its termination in such a manner as to afford Nutrition for Life International reasonable opportunity to act on it pursuant to this Agreement. As a convenience to me, I hereby request and authorize you to withdraw from my Check-By-Phone, checks made on my account and payable to the order of Nutrition For Life International, provided there are sufficient collected funds in my account to pay such checks upon presentation. This authority is to remain in effect until you actually receive such notice; I agree that you shall be fully protected in honoring such check. I further agree that if any such check be dishonored, whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of product, bonuses or privileges I may have been entitled to as an "Active Distributor."
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If a product purchase accompanies this agreement and you are a resident of
California, South Dakota, Texas, Utah or Wisconsin you must add the appropriate sales tax based on retail value. Hawaii & Alaska charged 2nd Day shipping - PLEASE CALL 1-800-800-7377 FOR INFORMATION.

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[_] YES! I want to be an independent Nutrition For Life distributor! I have read everything on the front and back of this form and understand all of my options.
I also understand that there is a 10% restocking fee should I decide to return any unopened product I purchase.


Signature  X                                      Today's Date
           ------------------------------------                ----------

Visa#/MC#/Discover#/AmEx#                         Expiration Date:
                          ---------------------                    ------
(or check enclosed for the appropriate amount, made payable to Nutrition For
Life)
FAX                                    OR                                FED EX
THIS APPLICATION TO:                                       THIS APPLICATION TO:
713-460-8599              Nutrition For Life - 9101 Jameel - Houston, TX  77040
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          NUTRITION FOR LIFE DISTRIBUTOR AGREEMENT TERMS OF ENROLLMENT

                                                                        INITIALS
                                                                        --------
1. As a Nutrition For Life Distributor, I acknowledge that
I am an independent contractor and not an agent or employee of Nutrition For Life International, Inc.

2. As a Nutrition For Life Distributor, I will make no statements, disclosures, or representations to sell Nutrition
For Life products or services, or in recruiting other prospective Distributors, other than those contained in approved Nutrition For Life literature.

3. I understand that no purchase other than a Distributor
Success Kit is necessary to become a Nutrition For Life
Distributor. I further understand that I am under no obligation to make any financial investment to become a Nutrition For Life Distributor.

4. I understand that if no sales volume is generated for 12 consecutive months, this Agreement shall automatically terminate and my Distributorship will be cancelled and any future Bonuses will be forfeited. I understand that I may reenroll in Nutrition For Life International, Inc.
by submitting a new Distributor Agreement and purchasing a new Distributor Success Kit. If I choose to become an Executive, I must generate a sales volume of at least $40
DC every other month to maintain my Executive status and stay in the 4x7 Executive Organization. If I fail to meet this minimum, I will lose my executive statusand become a part of my sponsor's Personal Group.

5. I understand that, in order to maintain a viable marketing system and to comply with changes in applicable laws, Nutrition For Life International, Inc.
reserves the right to change prices, company policies, company literature and/or the compensation plan, without prior notice.

6. I understand that should I wish to terminate my distributorship, I must notify Nutrition For Life in writing. At that time, any salable product may be returned to Nutrition For Life for a refund equal to 100% of the original purchase price less any commissions or bonuses paid, less a 10% handling fee. This refund is subject to the distributor's prior representations regarding compliance with the 70% rule, referred to in this document and in the company's policy and procedure manual. In any state in which a specific buyback requirement has been enacted which may vary from the foregoing. Nutrition For Life shall repurchase products in accordance with the applicable statute. Perishable items, such as food or skin care products, will not be refunded after 90 days from date of purchase. I also understand that all tapes, seminars, training materials and brochures offered by Nutrition For Life are optional and are non-refundable.

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     NUTRITION FOR LIFE ORDER ASSURANCE PROGRAM (OAP) TERMS AND CONDITIONS

1. You may cancel the optional Order Assurance Program at any time by sending a written notice to Nutrition For Life International, Inc. bearing your signature, printed name, address, and social security number. This cancellation will be effective the month after it is received by Nutrition For Life International, Inc.

2. Nutrition For Life International, Inc. cannot obtain more funds from your account (on a monthly basis) than those you have pre-authorized.

3. Nutrition For Life International, Inc. will charge $1.00 per month for all OAP transactions. This processing fee is included in the amount authorized on the OAP section on the front of this agreement.

4. CREDIT CARD AND CHECK-BY-PHONE: The OAP will automatically withdraw funds so that your credit order is equal to the amount you have authorized on the reverse of this form. Example: If you have a $40 order for the month, but your OAP authorization is for $100, the OAP will automatically draw $61 from your Visa, Mastercard, American Express, Discover or Check-By-Phone for a Product Redemption Certificate. (Sixty dollars to reach your authorization amount, plus $1 for processing.)

5. If your credit card or Check-By-Phone does not clear on the day withdrawals are made, you will not have a credit month order. Nutrition For Life International, Inc. is not responsible for notification.

6. Credit Card withdrawals are made and Check-By-Phone are activated between the 5th and 15th of the month following the credit month.

7. At the time your OAP certificate is issued, upline bonuses will be paid on these Bonus Values: $40 ($20 BV), $100 ($50 BV) and $300 ($150 BV). If the certificate is redeemed for a product with a higher Bonus Value, the additional upline bonus will be paid.

                        ADDITIONAL TERMS AND CONDITIONS

1. I UNDERSTAND THAT IN ORDER FOR ME TO BE SUCCESSFUL IN THIS PROGRAM I MUST PURCHASE AND SELL NUTRITION FOR LIFE PRODUCTS AT RETAIL MYSELF AND SPONSOR OTHER DISTRIBUTORS TO DO THE SAME; AND IN ORDER FOR THEM TO BE SUCCESSFUL THEY MUST PURCHASE AND SELL PRODUCTS AT RETAIL AND RECRUIT OTHER PEOPLE TO DO THE SAME, AND SO ON. I UNDERSTAND I MUST RETAIL OR USE IN BUSINESS BUILDING 70% OF THE PRODUCT I PURCHASE BEFORE I PURCHASE MORE PRODUCT.

2. When and if I qualify as an Executive, I agree and understand that new Executives who are enrolled by my upline may be placed under me or they may be placed further downline in my group or they may be placed under another Executive who was enrolled by my upline.

   Reports referring to large earnings of successful Nutrition For Life Distributors are not necessarily typical or representative of what individual Nutrition For Life Distributors may earn. INDIVIDUAL EARNINGS ARE STRICTLY DEPENDENT UPON INDIVIDUAL TIME, EFFORT AND ENTERPRISE IN THE PARTICULAR AREA IN WHICH THE INDIVIDUAL DISTRIBUTOR WORKS OR LIVES.